SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) August 7, 2020

TWIN DISC, INCORPORATED

(exact name of registrant as specified in its charter)

WISCONSIN	001-7635	39-0667110

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1328 Racine Street     Racine, Wisconsin 53403

(Address of principal executive offices)

Registrant's telephone number, including area code:     (262)638-4000

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (No Par Value)	TWIN	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.02	Results of Operations and Financial Condition

Twin Disc, Incorporated (the “Company”)has reported its fourth quarter 2020 financial results. The Company's press release dated August 7, 2020 announcing the results is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

The information set forth in this Item 2.02 of Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure

The information set forth under Item 2.02 of this report is incorporated herein by reference solely for the purposes of this Item 7.01.

The information set forth in this Item 7.01 of Form 8-K is furnished pursuant to Item 7.01 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

FORWARD LOOKING STATEMENTS

The disclosures in this report on Form 8-K and in the documents incorporated herein by reference contain or may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements. Certain factors that could cause the Company’s actual future results to differ materially from those discussed are noted in connection with such statements, but other unanticipated factors could arise. Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release announcing fourth quarter 2020 financial results.

SIGNATURE

Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 7, 2020	Twin Disc, Inc.
/s/ JEFFREY S. KNUTSON
Jeffrey S. Knutson
Vice President-Finance, Chief Financial Officer, Treasurer & Secretary